Exhibit 99.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the “Report”) of Brooke Corporation (the “Company”) for the quarter ended March 31, 2003, I, Robert D. Orr, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2003	/s/ Robert D. Orr
Robert D. Orr
Chief Executive Officer
Brooke Corporation

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB (the “Report”) of Brooke Corporation (the “Company”) for the quarter ended March 31, 2003, I, Leland G. Orr, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2003	/s/ Leland G. Orr
Leland G. Orr
Chief Financial Officer
Brooke Corporation